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                                                      Exhibit 23.02





                          CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this registration statement on Form S-1 (File No. 333-9457) of our report, dated October 21, 1996, on our audits of the financial statements of Digital Lightwave, Inc. We also consent to the reference to our firm under the captions "Experts" and "Selected Financial Data."




                                                 /s/ Coopers & Lybrand L.L.P.





Tampa, FL
November 1, 1996